                          SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
     BY RULE 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                     Fleming Mutual Fund Group, Inc.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

     (3) Filing Party:

         ----------------------------------------------------------------------

     (4) Date Filed:

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
                        FLEMING MUTUAL FUND GROUP, INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                               MID CAP VALUE FUND

                             SMALL CAP GROWTH FUND
                                                                    May 31, 2001

Dear Shareholder:

    A special meeting of the shareholders of the JPMorgan Funds listed above (the "Funds"), each a series of Fleming Mutual Fund Group, Inc. (the "Corporation"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting your Fund(s) as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, The Chase Manhattan Corporation, the former corporate parent of your Fund's investment adviser, has recently completed a merger with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting, shareholders of each Fund will be asked to consider and vote upon
(i) the election of a new Board of Directors and (ii) the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the 2001 fiscal year.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS DOCUMENT.

    We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

    We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposals and sign and return your proxy card(s) in the enclosed postage-paid envelope today. Your may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

    If your completed proxy card(s) are not received, you may be contacted by officers or employees of JPMorgan Funds, JPMC, its affiliates or other representatives of the Fund(s) or by our proxy solicitor, D. F. King & Co., Inc.
D. F. King & Co., Inc., has been engaged to assist your Fund(s) in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card(s) for additional information.

                                          Sincerely,

                                          /s/ Jonathan K.L. Simon

                                          Jonathan K.L. Simon
                                          Chairman

WHEN WILL THE SPECIAL MEETING BE HELD?

    The meeting will be held on July 3, 2001, at 9:00 a.m. Eastern time at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Funds.

WHO IS ELIGIBLE TO VOTE?

    The record date is the close of business on May 16, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

    Your Board of Directors is recommending that shareholders consider the following proposals:

PROPOSAL                                            FUNDS AFFECTED
--------                                            --------------
1.  To elect the Board of Directors;                  All

2.  To ratify the selection of                        All
    PricewaterhouseCoopers LLP as independent
    accountants for the 2001 fiscal year of each
    Fund.

3.  To transact any other business that may           All
    properly come before the Meeting or any
    adjournments thereof.

WHO ARE THE NOMINEES TO BE MY DIRECTORS?

    Each of the Nominees currently serves as a Trustee or member of the Advisory Board of other mutual funds in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey,
Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H.
Richard Vartabedian. Biographical information for the Nominees is included in the proxy statement.

HOW DO THE DIRECTORS OF MY FUND RECOMMEND THAT I VOTE?

    The Board of Directors unanimously recommends that you vote FOR all of the proposals on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION?

    Please call the number provided in your proxy card(s) for additional information.

                        FLEMING MUTUAL FUND GROUP, INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                       ON BEHALF OF ITS FOLLOWING SERIES:

                               MID CAP VALUE FUND

                             SMALL CAP GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Mid Cap Value Fund and Small Cap Growth Fund (each a "Fund" and each a series of Fleming Mutual Fund Group, Inc. (the "Corporation")), will be held at 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036 on July 3, 2001 at 9:00 a.m., Eastern time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 31, 2001:

 1.  To elect the Board of Directors;

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the 2001 fiscal year of each Fund.

 3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

    The Board of Directors of the Corporation has fixed the close of business on May 16, 2001 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Corporation. The Meeting will be a joint meeting with the meetings of shareholders of all other series of the Corporation, which meetings are being called for purposes of considering in all cases proposals 1 and 2 above and certain other proposals not applicable to you.

                             YOUR VOTE IS IMPORTANT

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          FLEMING MUTUAL FUND GROUP, INC.
                                          By Order of the Board of Directors

                                          /s/ Larry A. Kimmel

                                          Larry A. Kimmel
                                          Secretary

Dated: May 31, 2001

                                PROXY STATEMENT

                        FLEMING MUTUAL FUND GROUP, INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                       ON BEHALF OF ITS FOLLOWING SERIES:
                               MID CAP VALUE FUND
                             SMALL CAP GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2001

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fleming Mutual Fund Group, Inc. (the "Corporation") for use at the joint special meeting of shareholders of the JPMorgan Funds listed above ("the Funds") to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036 on July 3, 2001 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). The Meeting will be a joint meeting ("Joint Meeting") with the meetings of shareholders of all series of the Corporation which meetings are being called for purposes of considering in all cases proposals 1 and 2, as described below, and certain other proposals not applicable to you.

    Shareholders of record at the close of business on May 16, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about May 31, 2001.

    The Corporation is composed of two separate series, Mid Cap Value Fund and Small Cap Growth Fund (collectively, the "Funds"). The Corporation is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation.

    The Corporation's principal underwriter is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036, and the investment adviser for the Funds' assets is J.P. Morgan Fleming Asset Management
(USA) Inc. (the "Adviser"), 522 Fifth Avenue New York, N.Y. 10036. The Corporation's administrator is The Chase Manhattan Bank, 270 Park Avenue, New York, N.Y. 10017.

    Set forth below is a summary of the proposals on which the shareholders of each Fund will vote.

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1. ELECTION OF THE BOARD OF DIRECTORS

    FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED

    All Funds

PROPOSAL 2. RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS

    FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED

    All Funds

                                  PROPOSAL ONE
                         ELECTION OF BOARD OF DIRECTORS

    As a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation ("Chase") into J.P. Morgan Chase & Co. ("JPMC"), JPMC and its affiliates reviewed the compatibility of their various mutual fund groups. They proposed that appropriate steps be taken to integrate funds of the Corporation and other registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Chase Vista Fund Complex") and registered investment companies advised by J.P. Morgan Investment Management Inc. (the "Morgan Fund Complex") in order that funds in these complexes be reorganized into a single, streamlined mutual fund complex bearing the "JPMorgan" name and sharing substantially similar arrangements for the provision of services to all such funds (the "Fund Complex"). Similarly, JPMC and the Boards considered that the Board of Trustees for the Corporation, the Chase Vista Fund Complex and the Morgan Fund Complex also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees and Directors of the Corporation, the Chase Vista Fund Complex and the Morgan Fund Complex. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Directors, Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the Morgan Fund Complex, and other factors the Boards deemed relevant.

    Accordingly, each Nominee identified below is a current Trustee or Advisory Board Member of other funds in the Fund Complex. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR' the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Joint Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Certain information concerning the Nominees of the Corporation is set forth below:

NAME OF NOMINEE AND                  TRUSTEE OF            BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITIONS WITH FUND COMPLEX  TRUST SINCE  AGE   DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
-----------------------------------  -----------  ---   ----------------------------------------------------
William J. Armstrong,                 Nominee     59   Retired; formerly Vice President and Treasurer,
  Trustee of certain other trusts                      Ingersoll-Rand Company (manufacturer of industrial
  in the Fund Complex since 1987.                      supplies). Address: 287 Hampshire Ridge, Park Ridge,
                                                       NJ 07656.

Roland R. Eppley, Jr.,                Nominee     68   Retired; formerly President and Chief Executive
  Trustee of certain other trusts                      Officer, Eastern States Bankcard Association Inc.
  in the Fund Complex since 1989.                      (financial services) (1971-1988); Director, Janel
                                                       Hydraulics, Inc.; formerly Director of The Hanover
                                                       Funds, Inc. (open-end mutual funds) Address: 105
                                                       Coventry Place, Palm Beach Gardens, FL 33418.

Ann Maynard Gray,                     Nominee     55   Former President, Diversified Publishing Group and
  Member of Advisory Board of                          Vice President, Capital Cities/ABC, Inc. Ms. Gray is
  certain trusts in the Fund                           also a director of Duke Energy Corporation and Elan
  Complex since 2000.                                  Corporation, plc (pharmaceuticals). Address: 1262
                                                       Rockrimmon Road, Stamford, CT 06903.

NAME OF NOMINEE AND                  TRUSTEE OF            BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITIONS WITH FUND COMPLEX  TRUST SINCE  AGE   DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
-----------------------------------  -----------  ---   ----------------------------------------------------
James J. Schonbachler,                Nominee     58   Retired; Prior to September, 1998, Managing Director,
  Member of Advisory Board of                          Bankers Trust Company and Chief Executive Officer and
  certain trusts in the Fund                           Director, Bankers Trust A.G., Zurich and BT Brokerage
  Complex since 2000.                                  Corp. (financial services) Address: 3711 Northwind
                                                       Court, Jupiter, FL 33477.

Matthew Healey,                       Nominee     63   Former Chief Executive Officer of trusts in the Fund
  Trustee Chairman of certain                          Complex through April 2001; Chairman, Pierpont Group
  trusts in the Fund Complex;                          (provides services to trustees of investment
  Trustee of certain trusts in the                     companies), since prior to 1993. Address: Pine Tree
  Fund Complex since 1982.                             Country Club Estates, 10286 Saint Andrews Road,
                                                       Boynton Beach, Florida 33436.

Fergus Reid, III*,                    Nominee     68   Chairman and Chief Executive Officer, Lumelite
  Chairman of certain trusts in the                    Corporation (plastics manufacturing), since September
  Fund Complex; Trustee of certain                     1985; Trustee, Morgan Stanley Funds. Address: 202 June
  trusts in the Fund Complex since                     Road, Stamford, CT 06903.
  1984.

Leonard M. Spalding, Jr.*,            Nominee     65   Retired; formerly Chief Executive Officer of Chase
  Trustee of certain other trusts                      Mutual Funds Corp.; formerly President and Chief
  in the Fund Complex.                                 Executive Officer of Vista Capital Management
                                                       (investment management); and formerly Chief Investment
                                                       Executive of The Chase Manhattan Private Bank
                                                       (investment management). Address: 2025 Lincoln Park
                                                       Road, Springfield, KY 40069.

H. Richard Vartabedian,               Nominee     65   Former President of other trusts in the Fund Complex;
  Trustee of certain other trusts                      Investment Management Consultant; formerly, Senior
  in the Fund Complex.                                 Investment Officer, Division Executive of the
                                                       Investment Management Division of The Chase Manhattan
                                                       Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach
                                                       Road, Hendrick's Head, Southport, ME 04576.

---------------------

  *  Mr. Reid is deemed to be an "interested person" (as defined in the 1940
     Act) because it is anticipated that he will become Chairman of the Corporation. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMC.

    If elected, each Nominee would oversee 81 separate portfolios.

    The Board of Directors of the Corporation met 4 times during the fiscal year ended September 30, 2000, and each of the Directors attended at least 75% of the meetings.

    The Board of Directors of the Corporation presently has an Audit Committee. The members of the Audit Committee are Messrs. Petrino, Solly and Marks. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met once during the fiscal year ended September 30, 2000.

    The Board of Directors of the Corporation presently has a Nominating Committee. The members of the Audit Committee are Messrs. Petrino, Solly and Marks. The function of the Nominating Committee is to nominate directors for the Board to consider. The Nominating Committee did not meet during the fiscal year ended September 30, 2000.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

    Each Director receives an annual retainer fee of $5,000.

    Set forth below is information regarding compensation paid or accrued during the last calendar year ended December 31, 2000 for each Nominee during such period:

                                                        PENSION OR RETIREMENT        TOTAL
                                     COMPENSATION FROM   BENEFITS ACCRUED AS   COMPENSATION FROM
                                        CORPORATION       "FUND COMPLEX"(1)      FUND COMPLEX
                                     -----------------  ---------------------  -----------------
William J. Armstrong, Director                 NA             $ 41,781           $131,781 (10)(3)
Roland R. Eppley, Jr., Director                NA             $ 58,206           $149,206 (10)(3)
Ann Maynard Gray, Member of
  Advisory Board of certain J.P.
  Morgan Funds                                 NA                   NA           $ 75,000 (17)(3)
Matthew Healey, Trustee(2)                     NA                   NA           $ 75,000 (17)(3)
Fergus Reid, III, Director                     NA             $110,091           $312,841 (10)(3)
James J. Schonbachler, Member of
  Advisory Board of certain J.P.
  Morgan Funds                                 NA                   NA           $ 75,000 (17)(3)
Leonard M. Spalding, Jr., Director             NA             $ 35,335           $124,335 (10)(3)
H. Richard Vartabedian, Director               NA             $ 86,791           $221,141 (10)(3)

---------------------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
(2)  Pierpont Group, Inc., paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
(3) Total number of investment company boards with respect to Directors, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.

RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees of the Chase Vista Fund Complex also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Adviser, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees of the Chase Vista Fund Complex voted to terminate the Plan and in furtherance of this determination agreed to pay the Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and
$1,076, 927, respectively, in connection with the termination. Each Nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees of the Chase Vista Fund Complex instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as selected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian have elected to defer compensation under such plan.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the registered investment companies advised by JPMIM (the 'Morgan Fund Complex') do not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.

PRINCIPAL EXECUTIVE OFFICERS:

    The Corporation's principal executive officers are listed below. The officers conduct and supervise the business operations of the Corporation. Each officer will hold office for an indefinite term, but may be removed by the Board of Directors at any time. The principal executive officers of the Corporation are as follows:

    NAME AND POSITION       AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
--------------------------  ---  ---------------------------------------------------------------------
Jonathan K.L. Simon         42   Chairman of the Board of Directors and President--A Director of
                                 Robert Fleming Inc. from 1991 to the present. Portfolio Manager with various affiliates of Robert Fleming Inc. from 1980 to the present.

Christopher M.V. Jones      40   Vice President--Director of Robert Fleming Inc. since 1991. Portfolio manager with various affiliates of Robert Fleming Inc. since 1982.

Arthur A. Levy              58   Treasurer--Director of Robert Fleming Inc. from 1985 to the present.
                                 Chairman of Robert Fleming Inc. since November 2000. Vice Chairman of
                                 Robert Fleming Holdings Limited since 1989 and President of Robert
                                 Fleming Inc., from April of 1998 to November 2000.

Larry A. Kimmel             53   Secretary--Director of Compliance of Robert Fleming Inc. from 1996 to present. Compliance Director of Westminster Research Associates, Inc.
                                 from 1995 to 1996. President and Director of Robert Fleming Inc.
                                 since November 2000. Senior Vice President of Robert Fleming Inc.
                                 from 1996 to present.

RECOMMENDATION OF DIRECTORS

    The Directors of the Corporation voted for the approval of the election of the Nominees as Directors. If elected, each Director will hold office until his or her successor is chosen or qualified except (a) any Director may resign, (b) any Director may be removed by shareholders upon an affirmative vote of two-thirds of all the shares entitled to be cast for the election of Directors, and
(c) any Director may be removed with cause by at least two-thirds of the remaining Directors.

REQUIRED VOTE

    The affirmative vote of the holders of a plurality of the voting securities of the Corporation present, in person or by proxy, at the Joint Meeting is required to elect a Director of the Corporation, provided that at least a majority of the outstanding voting securities of the Corporation is represented at the Joint Meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Directors would remain as the only Directors of the Corporation.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO
     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

    The Board of Directors, including a majority of the Directors who are not interested persons of the Corporation, is recommending PricewaterhouseCoopers LLP to serve as independent accountants of each Fund for each Fund's 2001 fiscal year, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of each Fund at any meeting called for such purpose. Prior to January 2001, Ernst & Young LLP served as each Fund's independent accountants. After approval by the Corporation's audit committee, Ernst & Young LLP resigned as the Corporation's independent accountants at a meeting held on January 25, 2001. The Board of Directors subsequently approved PricewaterhouseCoopers LLP to replace Ernst & Young LLP as part of an effort to have consistent service providers for all JPMorgan Funds. PricewaterhouseCoopers LLP currently serves as the independent accountants for each of the other funds in the Fund Complex.

    For the Corporation's two most recent fiscal years preceding Ernst & Young LLP's resignation, Ernst & Young LLP's reports on the financial statements of the Corporation contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    With regard to Ernst & Young LLP's audits for the two most recent fiscal years preceding their resignation and through January 25, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    Moreover, there were no reportable events (as given by Item 304(a)(1)(v) of Regulation S-K), during the two most recent fiscal years preceding the resignation of Ernst & Young LLP and through January 25, 2001.

    Neither the Corporation nor anyone acting on its behalf consulted with PricewaterhouseCoopers LLP during the Corporation's two most recent fiscal years and through January 25, 2001 concerning: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Corporation's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

    The Board of Directors' selection is hereby submitted to the shareholders for ratification. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

PRIOR FISCAL YEAR FEE INFORMATION

    Ernst & Young LLP served as the Funds' independent accountants during the last fiscal year, auditing and reporting on the annual financial statements of each Fund and reviewing certain regulatory reports and each Fund's federal income tax returns. Ernst & Young LLP also performed other professional accounting, auditing, tax and advisory services when the Corporation engaged it to do so.

   AUDIT FEES. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund for the last fiscal year was $22,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems and design implementation services rendered by Ernst & Young LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the last fiscal year.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the last fiscal year was $10,500.

    The Audit Committee of the Corporation has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

RECOMMENDATION OF DIRECTORS

    The Directors of the Corporation voted for the approval of the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants for the 2001 fiscal year. The Directors of the Corporation believe ratification of PricewaterhouseCoopers LLP as each Fund's independent accountants will result in greater operating efficiencies for the Funds, as PricewaterhouseCoopers LLP currently serves as the independent accountants for each of the other funds in the Fund Complex.

REQUIRED VOTE

    The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of a Fund requires the affirmative vote of the holders of a majority of the voting securities present, in person or by proxy, at the Joint Meeting by the shareholders of the relevant fund provided a quorum is present.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

                   VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Corporation's Board of Directors for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Corporation's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, the Corporation has retained the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Corporation to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Corporation a written notice of revocation or a subsequently executed proxy or by attending the Joint Meeting and electing to vote in person.

    Only the shareholders of record at the close of business on May 16, 2001 will be entitled to vote at the Meeting. The holders of one third of the shares outstanding of the Fund or the Corporation, as applicable, at the close of business on May 16, 2001 present in person or represented by proxy will constitute a quorum for the Meeting. With respect to each Fund, each full share outstanding as of May 16, 2001 is entitled to one vote, and each fraction thereof is entitled to a proportionate share of one vote. The number of shares of each Fund outstanding as of the close of business on May 16, 2001 is set forth in Exhibit A.

    If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the shareholders determine to adjourn the Meeting for any other reason, the shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before fore the meeting (or any adjournment thereof).

PROXIES

    All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Proxy Statement. The shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR the Proposals (and therefore will have the effect of a vote against). A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposals (and therefore will have the effect of a vote against).

    A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Corporation, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMC will pay all of the expenses in connection with the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC for the entire JPMorgan Funds Complex.

BENEFICIAL OWNERSHIP

    Exhibit B contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares, as of May 16, 2001. Exhibit C contains information about the beneficial ownership by the existing Directors and officers of the Funds, as of May 16, 2001.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report) to a shareholder of the Fund upon request. Any such request should be directed to the Corporation at (800) 348-4782.

SHAREHOLDER PROPOSALS

    The Funds do not intend to hold regular Annual Meetings. In order to be included in the proxy statement for the Annual Meeting, any shareholder proposal to be presented at the Annual Meeting must be received by the next Secretary of the Corporation at the Corporation's principal executive offices at 522 Fifth Avenue, New York, New York 10036 in a reasonable time before the Joint Meeting.

                                 OTHER BUSINESS

    The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

MAY 31, 2001

                                   EXHIBIT A

                         NUMBER OF SHARES OF EACH FUND
              OUTSTANDING AS OF THE CLOSE OF BUSINESS MAY 16, 2001

NAME OF FUND                                        NUMBER OF FUND SHARES OUTSTANDING
------------                                        ---------------------------------
Mid Cap Value Fund                                          322,847.16
Small Cap Growth Fund                                        235,145.08

                                   EXHIBIT B

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    As of May 16, 2001, the following shareholders were known to the Corporation to own beneficially 5% or more of the shares of a Fund:

                                                                                 PERCENT OF
                                                                                OUTSTANDING
NAME OF FUND                 NAME AND ADDRESS OF RECORD OWNER    SHARES OWNED  SHARES OF FUND
------------                -----------------------------------  ------------  --------------
Small Cap Growth Fund       Robert Fleming, Inc.                  151,431.98        64.40%
                            320 Park Avenue
                            New York, NY 10022-6815
Small Cap Growth Fund       Christina A. Mohr                      45,369.16        19.29%
                            514 87th St
                            New York, NY 10128-7602
Mid Cap Value Fund          Robert Fleming, Inc.                   65,209.89        20.20%
                            320 Park Avenue
                            New York, NY 10022-6815
Mid Cap Value Fund          Jonathan K. Simon                      48,788.87        15.11%
                            320 Old Church Rd.
                            Greenwich, CT 06830-4824
Mid Cap Value Fund          Investors Trust Co. Cust.              47,585.10        14.74%
                            FBO Vincenzo Vigua IRA A/C
                            P.O.Box 1462
                            Charlestown, R.I. 02813-0907
Mid Cap Value Fund          Robert E. Marks                        22,193.79         6.87%
                            72 Glenville Rd.
                            Greenwich, CT 06831-4433
Mid Cap Value Fund          Oliver M. Langenberg Trust             20,689.56         6.41%
                            6419 Ellenwood Ave.
                            Saint Louis, MO 63105-2228
Mid Cap Value Fund          Investors Trust Co CUST                16,296.13         5.05%
                            FBO Jonathan K. Simon IRA A/C
                            320 Old Church Rd.
                            Greenwich, CT 06830-4824

                                   EXHIBIT C

               OWNERSHIP OF FUND SHARES BY DIRECTORS AND OFFICERS

    As of May 16, 2001, the Directors and officers of the Corporation owned the following quantities of shares in the Funds.

                                                                                 PERCENT OF
                                                                                OUTSTANDING
NAME OF FUND                 NAME AND ADDRESS OF RECORD OWNER    SHARES OWNED  SHARES OF FUND
------------                -----------------------------------  ------------  --------------
Small Cap Growth Fund       Robert E. Marks                         2,429.09         1.03%
                            72 Glenville Rd.
                            Greenwich, CT 06831-4433
Mid Cap Value Fund          Jonathan K. Simon                      48,788.87        15.34%
                            320 Old Church Rd.
                            Greenwich, CT 06830-4824
Mid Cap Value Fund          Dominic Solly                           3,734.13         1.16%
                            63 Clover Ave.
                            Floral Park, NY 11001-2529
Mid Cap Value Fund          Robert E. Marks                        22,193.79         6.98%
                            72 Glenville Rd.
                            Greenwich, CT 06831-4433

FORM OF PROXY

Proxy Material

                        FLEMING MUTUAL FUND GROUP, INC.
                                   [FUND]

    This proxy is solicited on behalf of the Board of Directors of Fleming Mutual Fund Group, Inc. for the Special Meeting of the Shareholders to be held on July 3, 2001.

    The undersigned hereby appoints Peter Eldridge, Joseph Bertini AND Judy Bartlett, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

    NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE
     ------------- ---, ------

     -------------------------

     -------------------------


     Signature(s), Title(s) (if applicable)

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been      /   /
noted on the reverse side of this card.


CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.            Date
-------------------------------------------------------------------------------


--------Shareholder sign here--------------------------Co-owner sign here------


DETACH CARD


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


                                                     For All    With-    For All
1. To elect Trustees to serve as members of the      Nominees   hold     Except
   Board of Trustees of the Trust.                    /   /    /   /     /   /


   (01) William J. Armstrong
   (02) Roland R. Eppley, Jr.
   (03) Ann Maynard Gray
   (04) Matthew Healey
   (05) Fergus Reid, III
   (06) James J. Schonbachler
   (07) Leonard M. Spalding, Jr.
   (08) H. Richard Vartabedian


   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2. To ratify the selection of                          For    Against    Abstain
   PricewaterhouseCoopers LLP as independent          /   /    /   /      /   /
   accountants for the 2001 fiscal year of each Fund.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                                                     DETACH CARD


VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:


1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.


2. GO TO THE WEBSITE
   http://www.eproxyvote.com/pptxx


3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/pptxx anytime!


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET